U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): June 8, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA                                    20-4858058
   (State or other jurisdiction of                     (IRS Employer
    incorporation or organization)                   Identification No.)

  2200 POST OAK BLVD. SUITE 340 HOUSTON, TEXAS              77056
   (Address of principal executive offices)               (Zip Code)

                                 (713) 457-0610
                            (Issuer Telephone Number)

    Check  the  appropriate  box   below   if  the  Form  8-K  is   intended  to
simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 8, 2006, Texhoma Energy, Inc. (the "Company," "we," "us") entered into a Promissory Note and Security Agreement (the "Promissory Note"), with
Polaris Holdings, Inc., which holds 12,500,000 shares of our common stock ("Polaris"). Pursuant to the Promissory Note, Polaris gave us a $250,000 loan. The Promissory Note is due and payable on August 10, 2006, with interest at 12% per annum. We also gave Polaris an Option to participate in our Clovelly Field interests in connection with the Promissory Note (described below). We agreed pursuant to the Promissory Note to repay the amounts owed to Polaris by way of
(a) two-thirds of the net proceeds we receive from any stock sales while the Promissory Note is outstanding, and (b) one-third of our share of the production

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income  we  receive  from  our  oil  and  gas  interests  in  Vermillion Parish,
Louisiana, which represents a 10% working interest (7.3% net revenue interest) in such leases and our oil and gas interests in the Barnes Creek Field, located in Allen Parish, Louisiana and the Edgerly Field located in Calcasieu Parish, Louisiana from Kilrush Petroleum, Inc., which constitutes a 7.42% working interest (a 5.38% net revenue interest) in the Barnes Creek gas field, and an 11.76% working interest (8.47% net revenue interest) in the Edgerly oil field (the "Texaurus Interests").

     We will use the proceeds from the Promissory Note to pay for the cost of drilling the Allain-LeBreton No. 2 Well in the Clovelly prospect of which we own an 11% working interest. The prospect is located in Lafourche Parish, Louisiana and operated by ORX Resources, Inc. ("ORX"). Our Director, President and Chief Executive Officer, Max Maxwell is completing his term as a Director of ORX, which term expires June 20, 2006, at which time Mr. Maxwell will no longer serve as a Director of ORX.

     In consideration for Polaris agreeing to loan us the money pursuant to and in connection with the Promissory Note, we agreed to provide Polaris an option to participate in Clovelly field for a three percent (3%) working interest, which option Polaris can elect after reviewing the logs of the Allain-LeBreton No. 2 well at target depth, but before the completion of the well (the "Option"). In the event that Polaris elects to exercise its Option and participate in the Allain-LeBreton No. 2 well, we will surrender 3/11ths of our 11% working interest in the well and Polaris will reimburse Texhoma for the drilling costs incurred by use for the three percent (3%) working interest from the commencement of the drilling operations.

     In the event that we are unable to repay the Promissory Note to Polaris when due, we agreed pursuant to the Promissory Note to assign one hundred percent (100%) of the cash flow from the Texaurus Interests to Polaris or its nominee until the Promissory Note is paid in full.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number     Description
--------------     -----------

    10.1*          Promissory Note and Security Agreement with Polaris

* Filed herewith.


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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------

June 13, 2006

/s/  Max E. Maxwell
--------------------
Max E. Maxwell,
President

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